UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                                Health Net, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                        1-12718                95-4288333
(State or Other Jurisdiction       (Commission File         (IRS Employer
   of Incorporation)                   Number)              Identification No.)

                 21650 Oxnard Street, Woodland Hills, CA 91367
              (Address of Principal Executive Offices) (Zip Code)

                                 (818) 676-6000
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.     Entry into a Material Definitive Agreement.

               The Board of Directors of Health Net, Inc. (the "Company"), on July 27, 2006, approved the execution of a new Rights Agreement to replace, effective as of the close of business on July 31, 2006, the Company's existing Rights Agreement, which has been in place since 1996 and is expiring on July 31, 2006. The information provided in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03.     Material Modification to Rights of Security Holders.

               In connection with the expiration on July 31, 2006 of the rights issued pursuant to the Rights Agreement (as amended to date) by and between the Company and Wells Fargo Bank, N.A., the Board of Directors of the Company (the "Board") approved the execution of a new Rights Agreement (the "New Rights Agreement"), dated as of July 27, 2006, between the Company and Wells Fargo Bank, N.A., as Rights Agent (the "Rights Agent").

               In connection with the New Rights Agreement, on July 27, 2006, the Board declared a dividend distribution of one right (a "Right") for each outstanding share of the Company's Common Stock, $0.001 par value per share
(the "Common Stock"), to stockholders of record at the close of business on August 7, 2006 (the "Record Date"). The Board also authorized the issuance of one Right for each share of Common Stock issued after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights and the expiration of the Rights and, in certain circumstances, after the Distribution Date. Except as set forth below and subject to adjustment as provided in the New Rights Agreement, each Right entitles the registered holder to purchase from the Registrant one one-thousandth (1/1000th) of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Stock"), at a purchase price of $170.00 per Right (the "Purchase Price"). The terms of the Rights are set forth in the New Rights Agreement.

               Upon payment of the dividend at the close of business on the Record Date, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates (as defined below) will be distributed. The Rights will separate from the Common Stock upon the earliest of (i) 10 days following a public announcement that a person or group (an "Acquiring Person"), together with persons affiliated or associated with it, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), (ii) 10 business days (or such later date as the Board of Directors of the Company shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person, in either instance other than pursuant to a Qualifying Offer (as defined below), or (iii) 10 business days following a determination by the Board of Directors of the Company that a person (an "Adverse Person"), alone or together with its affiliates and associates, has become the beneficial owner of more than 10% of the Common Stock and that (a) such beneficial ownership is intended to cause the Company to repurchase the Common Stock beneficially owned by such person or to cause pressure on the Company to take action or enter into transactions intended to provide such person with short-term financial gain under circumstances where the Board determines that the best long-term interests of the Company would not be served by taking such action or entering into such transactions at the time, or (b) such beneficial ownership is causing or reasonably likely to cause a material adverse impact on the business or prospects of the Company; provided, however, that the Boardshall not declare any person to be an Adverse Person if such person has reported or is required to report its ownership of Common Stock on Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or on Schedule 13D under the Exchange Act which Schedule 13D does not state any intention to, or reserve the right to, control or influence the Company or engage in certain other actions, so long as such person neither reports nor is required to report such ownership other than as described in this proviso (the earliest of such dates being called the "Distribution Date"). Notwithstanding the foregoing, a Passive Institutional Investor (as defined in the New Rights Agreement) may be or become the beneficial owner of Common Stock representing less than 20% of the shares of Common Stock then outstanding without becoming an Acquiring Person, as long as the Passive Institutional Investor continues to meet the definition of such term as set forth in the New Rights Agreement. Generally, a Passive Institutional Investor is defined as a person who or which, as of March 14, 2001, was the beneficial owner of shares of Common Stock representing 15% or more of the shares of Common Stock then outstanding and had a Schedule 13G on file with the Securities and Exchange Commission with respect to such beneficial ownership, so long as such person is an institutional investor that acquired the Common Stock in the ordinary course of its business, that is not required to (and does not) report its beneficial ownership on a
Schedule 13D under the Exchange Act and that meets certain other criteria relating to such institutional investor's not having a purpose to control or influence the management or policies of the Company. In addition, excluded from the definition of Acquiring Person is (1) any person who becomes the beneficial owner of 15% or more (or, in the case of a Passive Institutional Investor, 20% or more) of the outstanding Common Stock solely by reason of purchases of Common Stock by the Company or any of its subsidiaries or employee benefit plans or receipt of newly-issued Common Stock directly from the Company provided such person does not thereafter acquire additional shares of Common Stock and (2) any person that reports or is required to report on a specified basis beneficial ownership of less than 25% of the outstanding Common Stock and, within 10 business days after the Company requests, certifies that such person acquired shares of the Common Stock in excess of 14.9% (or, if such person is a Passive Institutional Investor, 19.9%) of the outstanding Common Stock inadvertently or without knowledge of the terms of the Rights and together with such person's affiliates and associates thereafter does not acquire additional shares of Common Stock while the beneficial owner of 15% or more (or, in the case of a Passive Institutional Investor, 20% or more) of the outstanding Common Stock.

               Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the Common Stock (except in connection with the redemption of the Rights), (ii) Common Stock certificates issued after the Record Date upon transfer, replacement or new issuance of Common Stock will contain a notation incorporating the New Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the New Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

               The Rights will become first exercisable on the Distribution Date and will expire at the close of business on July 31, 2016, unless such date is extended (such date, as so extended, if applicable, the "Final Expiration Date") or the Rights are earlier redeemed or exchanged by the Company as described below (the date of the earliest to occur of any of the foregoing, including the Final Expiration Date, the "Expiration Date"). Notwithstanding the foregoing, the Rights will not be exercisable after the occurrence of a Triggering Event (as defined below) until the Company's right of redemption has expired.

               As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Rights Certificates alone will evidence the Rights. Except for shares of Common Stock issued or sold after the Distribution Date pursuant to the exercise of stock options or under any employee benefit plan or arrangement granted or awarded prior to the Distribution Date, or the exercise, conversion or exchange of securities issued by the Company, and except as otherwise determined by the Board of Directors of the Company, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

               In the event that any person shall become (a) an Acquiring Person, except pursuant to an offer for all outstanding shares of Common Stock that at least a majority of the independent directors of the Company determine, after receiving advice from one or more investment banking firms, to be fair to the Company's stockholders and not inadequate and to be otherwise in the best interests of the Company and its stockholders (a "Qualifying Offer") or (b) an Adverse Person (either such event is referred to herein as a "Triggering Event"), then the Rights will "flip-in" and entitle each holder of a Right, except as described below, to purchase, upon exercise at the then-current Purchase Price, that number of shares of Common Stock having a market value of two times such Purchase Price.

               Any Rights beneficially owned at any time on or after the earlier of the Distribution Date and the Stock Acquisition Date by an Acquiring Person, an Adverse Person or an affiliate or associate of an Acquiring Person or an Adverse Person (whether or not such ownership is subsequently transferred) will become null and void upon the occurrence of a Triggering Event, and any holder of such Rights will have no right to exercise such Rights.

               In the event that, following the Stock Acquisition Date, the Company is acquired in a merger or other business combination in which the Common Stock does not remain outstanding or is changed (other than a merger consummated pursuant to a Qualifying Offer) or 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (as defined in the New Rights Agreement) (taken as a whole) is sold or otherwise transferred to any person (other than the Company or any Subsidiary of the Company) in one transaction or a series of related transactions, the Rights will "flip-over" and entitle each holder of a Right, except as described in the preceding paragraph, to purchase, upon the exercise of the Right at the then-current Purchase Price, that number of shares of common stock of the acquiring company (or, in certain circumstances, one of its affiliates) which at the time of such transaction would have a market value of two times such Purchase Price.

               The number of Rights associated with each share of Common Stock will be proportionately adjusted after the Record Date and prior to the Distribution Date (or earlier redemption or expiration of the Rights) for any
(i) declaration of a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivision of the outstanding shares of Common Stock, or (iii) combination of the outstanding shares of Common Stock into a smaller number of shares, such that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

               In addition, the Purchase Price is subject to adjustment from time to time to prevent dilution upon the (i) declaration of a dividend on the Preferred Stock payable in shares of Preferred Stock, (ii) subdivision of the outstanding Preferred Stock, (iii) combination of the outstanding Preferred Stock into a smaller number of shares, (iv) issuance of any shares of the Company's capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), (v) grant to holders of the Preferred Stock of certain rights, options, or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock at less than the current market price of the Preferred Stock or (vi) distribution to holders of the Preferred Stock of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants.

               With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of the Purchase Price.

               At any time until the earlier of (i) 10 days following the Stock Acquisition Date and (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right. The Company may, at its option, pay the redemption price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. Immediately upon the action of the Board ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the applicable redemption price. In addition, at any time after a person becomes an Acquiring Person or is determined to be and Adverse Person and prior to such person becoming (together with such person's affiliates and associates) the beneficial owner of 50% or more of the outstanding Common Stock, at the election of the Board, the outstanding Rights (other than those beneficially owned by an Acquiring Person, Adverse Person or an affiliate or associate of an Acquiring Person or Adverse Person) may be exchanged, in whole or in part, for shares of Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and such Rights will only entitle holders to receive the shares issuable upon such exchange.

               Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

               At any time prior to the Distribution Date, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the New Rights Agreement. Thereafter, the New Rights Agreement may be amended in order to (i) cure ambiguities, (ii) correct or supplement defective or inconsistent provisions, (iii) shorten or lengthen any time period thereunder or (iv) change or supplement the provisions thereunder in any manner which the Company deems necessary or desirable and does not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or Adverse Person). Notwithstanding anything in the New Rights Agreement to the contrary, the New Rights Agreement may not be amended, except to cure ambiguities and to correct or supplement defective or inconsistent provisions, at a time when the Rights are not redeemable.

               Each outstanding share of Common Stock on the Record Date will receive one Right. Until the Distribution Date, the Company will issue one Right with each share of Common Stock that shall become outstanding so that all such shares will have attached Rights. In addition, following the Distribution Date and prior to the expiration or redemption of the Rights, the Company may issue Rights when it issues Common Stock only if the Board deems it to be necessary or appropriate, or in connection with the issuance of shares of Common Stock pursuant to the exercise of stock options or other employee plans or upon the exercise, conversion or exchange of certain securities of the Company. Three hundred fifty thousand (350,000) shares of Preferred Stock have been reserved for issuance upon exercise of the Rights.

               The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company in a manner that causes a Triggering Event unless the offer is conditioned on a substantial number of Rights being acquired or the redemption of the Rights. The Rights, however, should not affect any prospective offeror willing to make an offer at a price that is fair and not inadequate and otherwise in the best interest of the Company and its stockholders. The Rights should not interfere with any merger or other business combination approved by the Board since the Board may, at its option, at any time until ten days following the Stock Acquisition Date, redeem all, but not less than all, of the then outstanding Rights at the applicable redemption price.

               A copy of the New Rights Agreement, including the form of Rights Certificate, is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the New Rights Agreement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

               In connection with the New Rights Agreement, on July 28, 2006, the Company filed with the Delaware Secretary of State, pursuant to Section 151(g) of the Delaware General Corporation Law, a Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of the Company, to become effective following the close of business on July 31, 2006 (the "Certificate of Designation"). The filing of the Certificate of Designation was authorized by the Board in accordance with the Delaware General Corporation Law. The Certificate of Designation (i) designates 150,000 additional shares of the Company's Preferred Stock, par value $.001 per share, as "Series A Junior Participating Preferred Stock" so that the total number of shares of the Company's Preferred Stock, par value $.001 per share, designated as "Series A Junior Participating Preferred Stock" is increased to 350,000 shares from 200,000 shares, (ii) changes the "Rights Declaration Date" from July 31, 1996 to July 27, 2006 and (iii) changes the provision governing amendments affecting the Series A Junior Participating Preferred Stock to read as follows:

               At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, the certificate of incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class in accordance with the terms of the New Rights Agreement.

Without giving effect to the Certificate of Designation, such provision currently reads as follows:

               The Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

               A copy of the Company's Sixth Amended and Restated Certificate of Incorporation, as amended to include the Certificate of Designation, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description
-----------     -----------

    3.1 Sixth Amended and Restated Certificate of Incorporation of Health Net, Inc.

    4.1 Rights Agreement, dated as of July 27, 2006, between Health Net, Inc. and Wells Fargo Bank, N.A., as Rights Agent

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTH NET, INC.


Date: July 28, 2006                  By:   /s/ B. Curtis Westen
                                          --------------------
                                          Name:  B. Curtis Westen
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

    3.1 Sixth Amended and Restated Certificate of Incorporation of Health Net, Inc.

    4.1 Rights Agreement, dated as of July 27, 2006, between Health Net, Inc. and Wells Fargo Bank, N.A., as Rights Agent